     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder report of American Century International
Bond Funds (the  "Registrant")  on Form N-CSR for the period ending December 31,
2003 (the "Report"),  we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  February 28, 2004

                                /s/ William M. Lyons
                                -----------------------------------------
                                William M. Lyons
                                President
                                (chief executive officer)

                                /s/ Maryanne L. Roepke
                                -----------------------------------------
                                Maryanne L. Roepke
                                Sr. Vice President, Treasurer, and
                                Chief Accounting Officer
                                (chief financial officer)